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                                   EXHIBIT 99


                      FIRST FEDERAL FINANCIAL BANCORP. INC.
                                415 CENTER STREET
                               IRONTON, OHIO 45638


                                  PRESS RELEASE


RELEASE DATE: October 7, 2002

CONTACT:    I. Vincent Rice
            President
            (740) 532-6845

         IRONTON, OHIO - (OTCBB: FFFB). First Federal Savings Bank of Ironton, Ohio, a subsidiary of First Federal Financial Bancorp, Inc., announced today the completion of its previously announced acquisition of Lincoln Savings and Loan Association, also of Ironton. The acquisition was completed on October 5, 2002.



























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